Operating Leases - Summary of maturities of lease liabilities (Detail) - CNY (¥) ¥ in Thousands		Dec. 31, 2024	Dec. 31, 2023
Leases [Abstract]
2025		¥ 42,392
2026		25,315
2027		0
Total minimum lease payments	[1]	67,707
Less: amount representing interest		(2,575)
Present value of minimum lease payments		¥ 65,132	¥ 84,467

[1]	The lease agreement of the Group’s headquarter office is subsidized and paid by a local government authority subject to certain performance targets which the Group met for the past years and believes it will continue to meet for the remaining lease period. RMB81,147 of the lease liabilities included above will be paid by the subsidies. The above lease cost and operating cash flows from operating leases are presented net of the subsidy impact.